Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of March 16, 2015, is by and among AbbVie Inc., a Delaware corporation (the “Borrower” or “AbbVie”), JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Lenders party hereto.

RECITALS

A.                                    The Loan Parties, the Administrative Agent and the Lenders entered into that certain Revolving Credit Agreement, dated as of August 18, 2014 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders committed to make certain Advances to the Borrower.

B.                                    The Borrower, the Administrative Agent and Lenders constituting the Required Lenders have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and other provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1.                                           Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Effective as of the Amendment No. 1 Effective Date (as defined below):

a.              Section 1.01 of the Credit Agreement is hereby amended by inserting the language below at the end of the definition of “Consolidated Total Debt”:

Notwithstanding the foregoing, for the purpose of Section 5.03, (i) at all times prior to the earlier of (x) the Pharmacyclics Acquisition Closing Date and (y) the date that is 30 days after the Pharmacyclics Acquisition Agreement is terminated or expires, the amount of any Borrowed Debt issued or incurred by AbbVie or any of its Subsidiaries to finance the Pharmacyclics Acquisition shall be excluded from the definition of Consolidated Total Debt so long as either (A) the proceeds thereof are held in escrow on customary terms pending the consummation of the Pharmacyclics Acquisition or (B) such Borrowed Debt is subject to mandatory redemption on customary terms in the event that the Pharmacyclics Acquisition Agreement is terminated or expires and (ii) the amount of any Borrowed Debt issued or incurred by AbbVie or any of its Subsidiaries to refinance any Existing 2015 Notes shall be excluded from the definition of Consolidated Total Debt at all times prior to repayment or redemption of such Existing 2015 Notes, but only to the extent that the Borrower has deposited cash with or for the benefit of the trustee of the Existing 2015 Notes in connection with such redemption or repayment (or otherwise set aside cash proceeds of such Borrowed Debt in the United States to fund such repayment or redemption).

b.              Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Material Adverse Effect” and inserting in replacement thereof the definition below:

“Material Adverse Effect” means a material adverse effect on (a) the financial condition or results of operations of the Consolidated Group taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender under this Agreement, taken as a whole, or (c) the ability of AbbVie to perform its payment obligations under this Agreement.

c.               Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Domestic Subsidiary” means any Subsidiary of AbbVie substantially all the property of which is located, or substantially all of the business of which is carried on, within the United States (excluding its territories and possessions and Puerto Rico), provided, however, that the term shall not include any Subsidiary of AbbVie which (i) is engaged principally in the financing of operations outside of the United States or in leasing personal property or financing inventory, receivables or other property or (ii) does not own a Principal Domestic Property.

“Existing 2015 Notes” means the AbbVie’s (i) 1.200% Senior Notes due 2015 in an aggregate principal amount of $3,500,000,000 and (ii) Floating Rate Senior Notes due 2015 in an aggregate principal amount of $500,000,000, each as issued under the Indenture.

“Pharmacyclics Acquisition” means the acquisition by AbbVie of all the outstanding shares of common stock of Pharmacyclics, Inc. pursuant to the Pharmacyclics Acquisition Agreement.

“Pharmacyclics Acquisition Agreement” means that certain Agreement and Plan of Reorganization by and among AbbVie, Oxford Amherst Corporation, Oxford Amherst LLC and Pharmacyclics, Inc., dated as of March 4, 2015, as amended.

“Pharmacyclics Acquisition Closing Date” means the date of consummation of the Pharmacyclics Acquisition.

d.              Section 5.02(a) of the Credit Agreement (including subclauses (i) through (viii)) is hereby amended to replace every reference to “member of the Consolidated Group” with the words “Domestic Subsidiary”; provided that every reference to “member of the Consolidated Group” in subclauses (ii) and (iii) of Section 5.02(a) of the Credit Agreement shall instead be replaced with the words “the Borrower or any Domestic Subsidiary”.

e.               Section 5.03 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 5.03.  Financial Covenant.  Total Debt to EBITDA.  Beginning on the last day of the first full fiscal quarter ending after the Closing Date and on the last day of each fiscal quarter ending thereafter, the Borrower will not permit, as of the last day of any such fiscal quarter, the ratio of (x) Consolidated Total Debt at such time to (y) Consolidated EBITDA of AbbVie (as the Reporting Entity in the definitions of Consolidated Total Debt and Consolidated EBITDA) for the four consecutive fiscal quarter period ending as of such date to exceed (i) if the Pharmacyclics Acquisition Closing Date shall not have occurred, 3.75:1.00 and (ii) otherwise, (1) for the last day of each fiscal quarter ending prior to December 31, 2015, 4.875:1.00, (2) for the last day of each fiscal quarter ended on or after December 31, 2015 and prior to June 30, 2016, 4.75:1.00, (3) for the last day of each fiscal quarter ending

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on or after June 30, 2016 and prior to June 30, 2017, 4.25:1.00 and (4) for the last day of each fiscal quarter ending on or after June 30, 2017, 3.75 to 1.00.

Section 3.                                           Binding Effect.  This Amendment shall become effective and legally binding as of the date hereof when the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of such party.  This Amendment shall bind each party’s successors and assigns, including any Person to whom any Lender party hereto assigns any of its interests, rights and obligations under the Credit Agreement.

Section 4.                                           Representations.  The Borrower hereby represents and warrants for the benefit of the Lenders and the Administrative Agent that: (a) the execution, delivery and performance by the Borrower of this Amendment is within the Borrower’s organizational powers and have been duly authorized by all necessary organizational action; (b) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and (c) this Amendment does not, nor does the performance or observance by the Borrower of any of the matters and things herein provided for, (i) contravene the Borrower’s charter or by-laws or (ii) contravene any law, regulation or contractual restriction binding on or affecting the Borrower, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Consolidated Group (other than Liens created or required to be created pursuant to the terms of the Credit Agreement), except, in the case of clause (ii) and (iii), as would not be reasonably expected to have a Material Adverse Effect (as defined in the Credit Agreement, giving full effect to this Amendment).

Section 5.                                           Effectiveness of Amendment.  The amendments set forth in Section 2 above shall become effective upon satisfaction of the following conditions precedent (the date of satisfaction of such conditions precedent, the “Amendment No. 1 Effective Date”):

(a)                                 the Borrower shall have paid all fees and expenses (including, without limitation, all fees and expenses of counsel) to the Administrative Agent and Morgan Stanley Bank, N.A., in each case incurred in connection with this Amendment and the transactions contemplated hereby for which an invoice has been submitted to the Borrower;

(b)                                 each of the representations and warranties set forth herein and in the Loan Documents shall be and remain true and correct in all material respects as of said time (giving full effect to this Amendment), except to the extent the same expressly relate to an earlier date, provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects;

(c)                                  no Default or Event of Default shall have occurred and be continuing or would occur as a result of the execution and delivery hereof by the Borrower; and

(d)                                 the Administrative Agent shall have received a certificate of an appropriate officer of the Borrower certifying on behalf of the Borrower that all of the conditions set forth in clauses (b) and (c) above have been satisfied on the Amendment No. 1 Effective Date.

Section 6.                                           Certain Consequences of Effectiveness.

(a)                                 Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders,

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the Administrative Agent, the Borrower or any other party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)                                 Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Section 7.                                           Miscellaneous.

(a)                                 Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be as effective as delivery of an original executed counterpart to this Amendment.

(b)                                 Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

(c)                                  Entire Agreement.  This Amendment, together with the Credit Agreement (as modified hereby) and the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

(d)                                 References.  This Amendment is a Loan Document.  Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.  Any reference set forth in this Amendment, the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

(e)                                  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ABBVIE INC.

By	/s/ Amarendra Duvvur
Name:	Amarendra Duvvur
Title:	Vice President & Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Dana J. Moran
Name:	Dana J. Moran
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Robert LaPorte
Name:	Robert LaPorte
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Alice Lee
Name:	Alice Lee
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

BNP Paribas, as a Lender

By:	/s/ Christopher Sked
Name:	Christopher Sked
Title:	Managing Director

By:	/s/ Ade Adedeji
Name:	Ade Adedeji
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Andreas Neumeier
Name:	Andreas Neumeier
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

HSBC Bank USA, N.A., as a Lender

By:	/s/ Roderick Feltzer
Name:	Roderick Feltzer
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

SOCIETE GENERALE, as a Lender

By:	/s/ Joseph Moreno
Name:	Joseph Moreno
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Remy Riester
Name:	Remy Riester
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Goldman Sachs Bank USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Scott MacVicar
Name:	Scott MacVicar
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Banco Santander, S.A., New York Branch, as a Lender

By:	/s/ Rita Walz-Cuccioli
Name:	Rita Walz-Cuccioli
Title:	Executive Director
Banco Santander, S.A., New York Branch

Banco Santander, S.A., New York Branch, as a Lender

By:	/s/ Terrence Corcoran
Name:	Terrence Corcoran
Title:	Senior Vice President
Banco Santander, S.A., New York Branch

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Felipe Macia
Name:	Felipe Macia
Title:	Managing Director Syndications, Americas

By:	/s/ Robin Francis
Name:	Robin Francis
Title:	Manager — LDU Americas
Standard Chartered Bank

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Jamie Johnson
Name:	Jamie Johnson
Title:	VP

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

DNB Capital LLC, as a Lender

By:	/s/ Caroline Adams
Name:	Caroline Adams
Title:	First Vice President

By:	/s/ Kristie Li
Name:	Kristie Li
Title:	First Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Lloyds Bank plc, as a Lender

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Svenska Handelsbanken AB (publ), New York Branch, as a Lender

By:	/s/ Mark Emmett
Name:	Mark Emmett
Title:	Vice President

By:	/s/ Jonas Almhojd
Name:	Jonas Almhojd
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ John Lascody
Name:	John Lascody
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Andrea Chen
Name:	Andrea Chen
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]